Exhibit 99.1

Pennsylvania Real Estate Investment Trust®

Supplemental Financial and Operating Information

Quarter Ended March 31, 2011

www.preit.com

NYSE: PEI

Pennsylvania Real Estate Investment Trust

Supplemental Financial and Operating Information

March 31, 2011

Table of Contents

Introduction
Company Information	1
Press Release Announcements	2
Market Capitalization and Capital Resources	3

Operating Results
Statement of Operations-Proportionate Consolidation Method-Quarters Ended March 31, 2011 and March 31, 2010	4
Net Operating Income-Quarters Ended March 31, 2011 and March 31, 2010	5
Computation of Earnings Per Share	6
Funds From Operations and Funds Available for Distribution-Quarters Ended March 31, 2011 and March 31, 2010	7

Operating Statistics
Leasing Activity Summary	8
Summarized Rent Per Square Foot and Occupancy Percentages	9
Mall Sales and Rent Per Square Foot	10
Enclosed Mall Occupancy-Owned GLA	11
Strip and Power Center Rent Per Square Foot and Occupancy Percentages	12
Top Twenty Tenants	13
Lease Expirations	14
Gross Leasable Area Occupancy Summary	15
Property Information	16

Balance Sheet
Balance Sheet-Proportionate Consolidation Method	19
Balance Sheet-Property Type	20
Investment in Real Estate	21
Capital Expenditures	23
Debt Analysis	24
Debt Schedule	25
Selected Debt Ratios	26
Shareholder Information	27
Definitions	28

FORWARD-LOOKING STATEMENTS

This Quarterly Supplemental and Operating Information contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect PREIT’s current views about future events and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. More specifically, PREIT’s business might be affected by uncertainties affecting real estate businesses generally as well as the following, among other factors: PREIT’s substantial debt and high leverage ratio; constraining leverage, interest and tangible net worth covenants under the 2010 Credit Facility, as well as capital application provisions and limits on PREIT’s ability to pay distributions on our common shares; PREIT’s ability to refinance its existing indebtedness when it matures on favorable terms, or at all; PREIT’s ability to raise capital, including through the issuance of equity or equity-related securities if market conditions are favorable, through joint ventures or other partnerships, through sales of properties, or through other actions; PREIT’s short- and long-term liquidity position; the effects on PREIT of dislocations and liquidity disruptions in the capital and credit markets; the current economic downturn and its effect on employment, consumer confidence and consumer spending; tenant business and solvency and leasing decisions and the value and potential impairment of PREIT’s properties; and PREIT’s ability to maintain and increase property occupancy, sales and net effective rental rates, including at recently redeveloped properties. Additionally, there can be no assurance that PREIT’s actual results will not differ significantly from the estimates set forth in press releases or other disclosures, or that PREIT’s returns on its developments, redevelopments or acquisitions will be consistent with the estimates outlined in press releases or other disclosures. Investors are also directed to consider the risks and uncertainties discussed in documents PREIT has filed with the Securities and Exchange Commission and, in particular, PREIT’s Annual Report on Form 10-K for the year ended December 31, 2010. PREIT does not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.

Pennsylvania Real Estate Investment Trust

Company Information

Background

Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls. As of March 31, 2011 the Company’s 49 properties included 38 shopping malls, eight strip and power centers, and three development properties. These properties are located in 13 states in the eastern half of the United States, primarily in the Mid-Atlantic region. The operating retail properties have a total of approximately 33.2 million square feet. PREIT is headquartered in Philadelphia, Pennsylvania.

If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:

Nurit Yaron, Vice President - Investor Relations

200 South Broad Street

Philadelphia, PA 19102

Telephone: (215) 875-0735

Fax: (215) 546-2504

Email: yaronn@preit.com

Reporting Calendar

Second Quarter 2011                July 27, 2011

Research Coverage

Company	Analyst	Phone Number
Bank of America/Merrill Lynch	Craig Schmidt	(646) 855-3640
	Jeffery Spector	(646) 855-1363
	Lindsay Schroll	(646) 855-1829

Barclays Capital	Ross Smotrich	(212) 526-2306
	Ryan Bennett	(212) 526-5309

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Quentin Velleley	(212) 816-6981

Green Street Advisors	Jim Sullivan	(949) 640-8780
	Cedrik Lachance	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689
	Sarah King	(212) 622-5670

Keefe, Bruyette, & Woods	Ben Yang	(415) 591-1631

Stifel Nicolaus	Nathan Isbee	(443) 224-1346

Pennsylvania Real Estate Investment Trust

Press Release Announcements

Dividends and Distributions:

February 17, 2011 - PREIT announced the Board of Trustees of the Company declared a quarterly cash dividend of $0.15 per common share.

Other activities:

April 15, 2011 - PREIT scheduled its First Quarter 2011 earnings call for Wednesday, April 27, 2011.

March 10, 2011 - PREIT announced it will present at Citi 2011 Global Property CEO Conference in Hollywood, Florida.

February 2, 2011 - PREIT scheduled its Fourth Quarter 2010 earnings call for Wednesday, February 23, 2011.

January 18, 2011 - PREIT announced the tax status of its 2010 distributions.

NOTE: The press release announcements are available on the Company’s website at www.preit.com.

Pennsylvania Real Estate Investment Trust

Market Capitalization and Capital Resources

	Quarter Ended March 31,		Year Ended December 31,
	2011	2010	2010	2009
TRADING INFORMATION
High Price	$15.62	$13.06	$17.35	$9.13
Low Price	$12.88	$8.35	$8.35	$2.20
Closing Share Price (at the end of period)	$14.27	$12.47	$14.53	$8.46

MARKET CAPITALIZATION (in thousands, except per share amounts)
EQUITY CAPITALIZATION
Common Shares Outstanding	55,647	44,954	55,436	44,615
OP Units Outstanding	2,329	2,329	2,329	2,329

Total Shares and OP Units Outstanding	57,976	47,283	57,765	46,944

Equity Market Capitalization—Shares and OP Units	$827,313	$589,614	$839,327	$397,148
DEBT CAPITALIZATION (1)
Secured Debt Balance (2)	$2,259,514	$2,571,831	$2,265,572	$1,956,193
Unsecured Debt Balance (3) (4)	136,900	136,900	136,900	792,900

Debt Capitalization	2,396,414	2,708,731	2,402,472	2,749,093

TOTAL MARKET CAPITALIZATION	$3,223,727	$3,298,345	$3,241,799	$3,146,241

Equity Capitalization/Total Market Capitalization	25.7%	17.9%	25.9%	12.6%
Debt Capitalization/Total Market Capitalization	74.3%	82.1%	74.1%	87.4%
Unsecured Debt Balance/Total Debt	5.7%	5.1%	5.7%	28.8%

DISTRIBUTIONS PER COMMON SHARE

Ordinary Income	(5)	$0.150	$0.600	$0.630
Capital Gain	(5)	—	—	0.110
Return of Capital/Non-Taxable	(5)	—	—	—

Distributions per share	$0.150	$0.150	$0.600	$0.740

Annualized Dividend Yield (6)	4.2%	4.8%	4.1%	8.7%

CAPITAL RESOURCES

Cash and Cash Equivalents	$42,584	$37,966	$47,107	$77,147

Revolving Credit Facility	150,000	150,000	150,000	500,000
Amount Outstanding	—	(70,000)	—	(486,000)
Letters of Credit	(561)	(1,534)	(1,534)	(3,030)

Available Revolving Credit Facility (7)	149,439	78,466	148,466	10,970

TOTAL	$192,023	$116,432	$195,573	$88,117

Shelf Registration	$831,812	$1,000,000	$831,812	$1,000,000

(1)	Amounts exclude debt discount on exchangeable notes and debt premium on mortgage loans.
(2)	The secured debt balance includes $347,200 in Term Loans as of March 31, 2011.
(3)	The unsecured debt balance includes $170,000 in senior unsecured 2008 Term Loan and $486,000 in outstanding Credit Facility for the period ended December 31, 2009.
(4)	The unsecured debt balance includes exchangeable notes of $136,900 for all periods presented.
(5)	Tax status of 2011 dividend payments will be available in January 2012.
(6)	Based on closing share price at the end of the period.
(7)	The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed.

Pennsylvania Real Estate Investment Trust

Statement of Operations - Quarters Ended March 31, 2011 and March 31, 2010

Proportionate Consolidation Method

(in thousands)

	Quarter Ended March 31, 2011				Quarter Ended March 31, 2010
	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total	GAAP	Share of unconsolidated partnerships (1)	Discontinued operations	Total
REVENUE:
Base rent	$71,760	$6,379	$—	$78,139	$71,841	$6,236	$2,614	$80,691
Expense reimbursements	33,762	2,594	—	36,356	34,234	2,712	578	37,524
Percentage rent	981	21	—	1,002	884	12	—	896
Lease termination revenue	25	—	—	25	1,808	—	—	1,808
Other real estate revenue	3,034	304	—	3,338	2,963	277	2	3,242

Real estate revenue	109,562	9,298	—	118,860	111,730	9,237	3,194	124,161
Interest and other income	918	—	—	918	728	—	—	728

Total revenue	110,480	9,298	—	119,778	112,458	9,237	3,194	124,889

EXPENSES:
Operating expenses:
CAM and real estate taxes	(37,304)	(2,298)	—	(39,602)	(36,569)	(2,344)	(734)	(39,647)
Utilities	(5,831)	(196)	—	(6,027)	(6,301)	(198)	(1)	(6,500)
Other operating expenses	(5,958)	(513)	—	(6,471)	(5,787)	(563)	(35)	(6,385)

Total operating expenses	(49,093)	(3,007)	—	(52,100)	(48,657)	(3,105)	(770)	(52,532)

Depreciation and amortization	(34,510)	(1,970)	—	(36,480)	(40,730)	(2,459)	(1,277)	(44,466)
Other expenses:
General and administrative expenses	(9,582)	—	—	(9,582)	(9,687)	—	—	(9,687)
Project costs and other expenses	(144)	—	—	(144)	(293)	—	—	(293)

Total other expenses	(9,726)	—	—	(9,726)	(9,980)	—	—	(9,980)

Interest expense, net (2)	(33,613)	(2,778)	—	(36,391)	(34,206)	(1,584)	(625)	(36,415)

Total expenses	(126,942)	(7,755)	—	(134,697)	(133,573)	(7,148)	(2,672)	(143,393)

Loss before equity in income of partnerships, discontinued operations and gains on sales of real estate	(16,462)	1,543	—	(14,919)	(21,115)	2,089	522	(18,504)
Equity in income of partnerships	1,543	(1,543)	—	—	2,089	(2,089)	—	—

Loss from continuing operations	(14,919)	—	—	(14,919)	(19,026)	—	522	(18,504)
Discontinued operations:
Operating results from discontinued operations	—	—	—	—	522	—	(522)	—

Income from discontinued operations	—	—	—	—	522	—	(522)	—

Net loss	(14,919)	—	—	(14,919)	(18,504)	—	—	(18,504)
Less: net loss attributable to noncontrolling interest	601	—	—	601	878	—	—	878

Net loss attributable to PREIT	$(14,318)	$—	$—	$(14,318)	$(17,626)	$—	$—	$(17,626)

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.
(2)	Net of capitalized interest expense of $382 and $528 for the quarter ended March 31, 2011 and 2010, respectively.

Pennsylvania Real Estate Investment Trust

Net Operating Income(1) - Quarters Ended March 31, 2011 and 2010

(in thousands)

	Quarter Ended March 31, 2011			Quarter Ended March 31, 2010
SAME STORE RETAIL/OTHER	Same	Other	Total	Same	Other	Total
Real estate revenue:
Base rent	$77,787	$352	$78,139	$77,682	$3,009	$80,691
Expense reimbursements	36,345	11	36,356	36,934	590	37,524
Percentage rent	1,002	—	1,002	896	—	896
Lease termination revenue	25	—	25	1,808	—	1,808
Other real estate revenue	3,217	121	3,338	3,120	122	3,242

TOTAL REAL ESTATE REVENUE	118,376	484	118,860	120,440	3,721	124,161

Operating expenses:
CAM and real estate taxes	(39,193)	(409)	(39,602)	(38,593)	(1,054)	(39,647)
Utilities	(6,027)	—	(6,027)	(6,499)	(1)	(6,500)
Other operating expenses	(6,394)	(77)	(6,471)	(6,304)	(81)	(6,385)

TOTAL OPERATING EXPENSES	(51,614)	(486)	(52,100)	(51,396)	(1,136)	(52,532)

NET OPERATING INCOME	$66,762	$(2)	$66,760	$69,044	$2,585	$71,629

	Quarter Ended March 31, 2011			Quarter Ended March 31, 2010
SAME STORE RETAIL COMPARISON	Malls	Strip and Power Centers	Total	Malls	Strip and Power Centers	Total
Real estate revenue:
Base rent	$72,009	$5,778	$77,787	$72,263	$5,419	$77,682
Expense reimbursements	34,914	1,431	36,345	35,370	1,564	36,934
Percentage rent	986	16	1,002	914	(18)	896
Lease termination revenue	25	—	25	1,808	—	1,808
Other real estate revenue	3,165	52	3,217	3,071	49	3,120

TOTAL REAL ESTATE REVENUE	111,099	7,277	118,376	113,426	7,014	120,440

Operating expenses:
CAM and real estate taxes	(37,650)	(1,543)	(39,193)	(36,948)	(1,645)	(38,593)
Utilities	(5,989)	(38)	(6,027)	(6,454)	(45)	(6,499)
Other operating expenses	(6,138)	(256)	(6,394)	(6,094)	(210)	(6,304)

TOTAL OPERATING EXPENSES	(49,777)	(1,837)	(51,614)	(49,496)	(1,900)	(51,396)

NET OPERATING INCOME	$61,322	$5,440	$66,762	$63,930	$5,114	$69,044

(1)	PREIT’s proportionate share of partnership operations is “grossed up” to reflect the Company’s share of the total revenue and expenses of the underlying properties.

Pennsylvania Real Estate Investment Trust

Computation of

Earnings Per Share

(in thousands, except per share amounts)

	Quarter Ended March 31,
	2011	2010
Loss from continuing operations	$(14,919)	$(19,026)
Noncontrolling interest in continuing operations	601	904
Dividends on unvested restricted shares	(117)	(98)

Loss from continuing operations used to calculate earnings per share - basic and diluted	$(14,435)	$(18,220)

Income from discontinued operations	$—	$522
Noncontrolling interest in discontinued operations	—	(26)

Income from discontinued operations used to calculate earnings per share - basic and diluted	$—	$496

Basic loss per share
Loss from continuing operations	$(0.27)	$(0.42)
Income from discontinued operations	—	0.01

	$(0.27)	$(0.41)

Diluted loss per share
Loss from continuing operations	$(0.27)	$(0.42)
Income from discontinued operations	—	0.01

	$(0.27)	$(0.41)

Weighted average common shares outstanding	54,466	43,672

Weighted average unvested restricted shares	—	—

Weighted average shares outstanding - basic	54,466	43,672

Weighted average effect of common share equivalents (1)	—	—

Total weighted average shares outstanding - diluted	54,466	43,672

(1)

The Company had net losses from continuing operations for all periods presented. Therefore, the effect of common share equivalents of 555 and 111 for the quarter ended March 31, 2011 and 2010, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive.

Pennsylvania Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(In thousands, except share and per share amounts)

	Quarter Ended March 31, 2011					Quarter Ended March 31, 2010
	Consolidated	Share of unconsolidated partnerships	Discontinued operations	Total		Consolidated	Share of unconsolidated partnerships	Discontinued operations	Total
FUNDS FROM OPERATIONS (FFO)
Real estate revenue (1)	$109,562	$9,298	$—	$118,860		$111,730	$9,237	$3,194	$124,161
Operating expenses	(49,093)	(3,007)	—	(52,100)		(48,657)	(3,105)	(770)	(52,532)

NET OPERATING INCOME	60,469	6,291	—	66,760		63,073	6,132	2,424	71,629
General and administrative expenses	(9,582)	—	—	(9,582)		(9,687)	—	—	(9,687)
Interest and other income	918	—	—	918		728	—	—	728
Project costs and other expenses	(144)	—	—	(144)		(293)	—	—	(293)
Interest expense, net	(33,613)	(2,778)	—	(36,391)		(34,206)	(1,584)	(625)	(36,415)
Depreciation on non real estate assets	(252)	—	—	(252)		(439)	—	—	(439)

FUNDS FROM OPERATIONS	17,796	3,513	—	21,309		19,176	4,548	1,799	25,523
Depreciation on real estate assets	(34,258)	(1,970)	—	(36,228)		(40,291)	(2,459)	(1,277)	(44,027)
Equity in income of partnerships	1,543	(1,543)	—	—		2,089	(2,089)	—	—
Income in discontinued operations	—	—	—	—		522	—	(522)	—

Net loss	$(14,919)	$—	$—	$(14,919)		$(18,504)	$—	$—	$(18,504)

(1) Total includes the non-cash effect of straight-line rent of $209 and $522 for the quarter ended March 31, 2011 and 2010, respectively.
FUNDS AVAILABLE FOR DISTRIBUTION (FAD)
FFO	$17,796	$3,513	$—	$21,309		$19,176	$4,548	$1,799	$25,523
Adjustments:
Straight line rent	(276)	67	—	(209)		(497)	20	(45)	(522)
Recurring capital expenditures	(330)	(33)	—	(363)		(118)	(44)	—	(162)
Tenant allowances	(1,229)	—	—	(1,229)		(1,981)	18	—	(1,963)
Capitalized leasing costs	(1,158)	—	—	(1,158)		(885)	—	—	(885)
Amortization of mortgage loan premium	(281)	—	—	(281)		(286)	—	—	(286)
Amortization of above- and below-market lease intangibles	48	(48)	—	—		60	(67)	—	(7)
Amortization of exchangeable notes debt discount	480	—	—	480		454	—	—	454

FAD	$15,050	$3,499	$—	$18,549		$15,923	$4,475	$1,754	$22,152

Weighted average number of shares outstanding				54,466					43,672
Weighted average effect of full conversion of OP Units				2,329					2,329
Effect of common share equivalents				555					111

Total weighted average shares outstanding, including OP Units				57,350					46,112

FUNDS FROM OPERATIONS				$21,309					$25,523

FUNDS FROM OPERATIONS PER DILUTED SHARE AND OP UNIT				$0.37					$0.55

FUNDS AVAILABLE FOR DISTRIBUTION PER DILUTED SHARE AND OP UNIT				$0.32					$0.48

DIVIDEND PER COMMON SHARE				$0.15					$0.15

PAYOUT RATIOS

Payout ratio of FFO				35.9	%(2)				39.2	%(3)

Payout ratio of FAD				62.5	%(2)				31.1	%(3)

(2)	Twelve months ended March 31, 2011.
(3)	Twelve months ended March 31, 2010.

Pennsylvania Real Estate Investment Trust

2011 Leasing Activity Summary

			Average Base Rent psf(1)		Change in Base Rent psf(1)		Annualized Tenant Improvements psf(2)
	Number	GLA	Previous	New	Dollar	Percentage
New Leases - Previously Leased Space:

1st Quarter	21	77,140	$22.24	$19.68	$(2.56)	-11.5%	$1.39

Total/Average	21	77,140	$22.24	$19.68	$(2.56)	-11.5%	$1.39

New Leases - Previously Vacant Space: (3)

1st Quarter	20	86,463	N/A	$16.86	$16.86	N/A	$2.05

Total/Average	20	86,463	N/A	$16.86	$16.86	N/A	$2.05

Renewal: (4)

1st Quarter	81	310,673	$22.22	$22.23	$0.01	0.0%	$0.09

Total/Average	81	310,673	$22.22	$22.23	$0.01	0.0%	$0.09

Anchor Renewal:

1st Quarter	5	367,162	$2.73	$2.73	$—	0.0%	$—

Total/Average	5	367,162	$2.73	$2.73	$—	0.0%	$—

(1)	Leasing spreads on a gross rent basis (base rent plus common area maintenance, real estate taxes, and other charges) were -5.6% for New Leases - Previously Leased Space and -6.0% for Renewals.
(2)	These leasing costs are presented as annualized costs per square foot and are spread uniformly over the initial lease term.
(3)	This category includes newly constructed and recommissioned space.
(4)	This category includes expansions, relocations and lease extensions.

Pennsylvania Real Estate Investment Trust

Summarized Rent Per Square Foot and Occupancy Percentages

	March 31, 2011			March 31, 2010			Change
	Avg Base Rent	Occupancy(1)		Avg Base Rent	Occupancy(1)		Avg Base Rent	Occupancy(1)
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Malls weighted average (2)	$32.39	90.4%	86.5%	$32.49	90.0%	85.5%	-0.3%	0.4%	1.0%
Strip and Power Centers weighted average	$16.40	94.2%	91.4%	$16.23	90.5%	86.1%	1.0%	3.7%	5.3%
Retail Portfolio weighted average	$28.79	90.8%	87.1%	$28.97	90.1%	85.6%	-0.6%	0.7%	1.5%
Consolidated Properties	$30.35	90.4%	86.2%	$30.68	89.8%	84.9%	-1.1%	0.6%	1.3%
Unconsolidated Properties	$23.57	94.2%	92.3%	$23.25	91.7%	89.0%	1.4%	2.5%	3.3%
Same Properties	$28.79	90.8%	87.1%	$28.97	90.1%	85.6%	-0.6%	0.7%	1.5%

(1)

Occupancy for both periods presented includes all tenants irrespective of the terms of their agreement. Previously, occupancy was reported excluding tenants under agreements with initial terms of less than one year.

(2)

Average base rent for tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent. Average base rent for tenants greater than 10,000 square feet that pay fixed rent was $14.24/sq ft as of March 31, 2011 and $14.69/sq ft as of March 31, 2010.

Pennsylvania Real Estate Investment Trust

Mall Sales and Rent Per Square Foot

		March 31, 2011			March 31, 2010			Change
	% of Current Quarter Mall NOI	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)	Avg Base Rent(1)	Avg Comp Sales(2)	Occup. Cost Ratio(2)
Sales per square foot over $400	26.5%
Cherry Hill Mall		$46.06	$562	13.5%	$45.77	$514	13.8%	0.6%	9.3%	-0.3%
Lehigh Valley Mall		45.15	537	12.4%	44.37	488	13.4%	1.8%	10.0%	-1.0%
Woodland Mall		41.28	510	12.9%	44.63	452	14.1%	-7.5%	12.8%	-1.2%
Jacksonville Mall		32.88	490	10.3%	33.04	502	9.5%	-0.5%	-2.4%	0.8%

Sales per square foot between $350 - $400	33.4%
Willow Grove Park		43.61	392	16.9%	43.69	386	15.9%	-0.2%	1.6%	1.0%
Patrick Henry Mall		40.07	386	14.0%	38.67	416	13.3%	3.6%	-7.2%	0.7%
The Mall at Prince Georges		36.96	382	14.3%	36.50	369	15.2%	1.3%	3.5%	-0.9%
Dartmouth Mall		30.45	382	11.8%	29.49	355	11.5%	3.3%	7.6%	0.3%
Moorestown Mall		36.17	377	15.1%	36.90	386	14.9%	-2.0%	-2.3%	0.2%
Viewmont Mall		29.54	369	13.3%	30.35	363	12.8%	-2.7%	1.7%	0.5%
Wyoming Valley Mall		31.10	367	12.4%	30.98	362	12.7%	0.4%	1.4%	-0.3%
Valley View Mall		30.13	364	11.9%	30.48	351	12.1%	-1.2%	3.7%	-0.2%
The Gallery at Market East		36.85	359	14.5%	38.25	355	13.6%	-3.7%	1.1%	0.9%
Capital City Mall		33.17	354	11.7%	33.18	354	11.5%	0.0%	0.0%	0.2%

Sales per square foot between $300 - $349	21.0%
Springfield Mall		33.98	349	14.7%	33.74	335	15.5%	0.7%	4.2%	-0.8%
Plymouth Meeting Mall		29.95	343	10.2%	31.14	240	12.9%	-3.8%	42.9%	-2.7%
Valley Mall		26.12	339	11.2%	25.21	304	12.8%	3.6%	11.5%	-1.6%
Francis Scott Key Mall		27.40	336	11.5%	26.42	320	11.9%	3.7%	5.0%	-0.4%
Magnolia Mall		28.38	318	13.1%	26.19	310	13.4%	8.4%	2.6%	-0.3%
Crossroads Mall		21.05	317	9.8%	22.17	299	9.6%	-5.0%	6.0%	0.2%
Exton Square Mall		36.88	316	13.7%	38.27	318	15.1%	-3.6%	-0.6%	-1.4%
Cumberland Mall		28.69	311	13.3%	27.84	297	14.7%	3.1%	4.7%	-1.4%
Logan Valley Mall		26.74	310	11.3%	26.23	305	11.4%	1.9%	1.6%	-0.1%

Sales per square foot under $300	19.1%
Gadsden Mall		21.96	293	9.6%	21.42	261	10.4%	2.5%	12.3%	-0.8%
Palmer Park Mall		24.36	289	12.0%	25.39	281	11.3%	-4.0%	2.8%	0.7%
Uniontown Mall		22.67	283	10.9%	22.78	280	11.1%	-0.5%	1.1%	-0.2%
Wiregrass Commons Mall		26.23	279	12.2%	26.82	287	11.2%	-2.2%	-2.8%	1.0%
Nittany Mall		21.96	278	11.5%	22.29	284	10.6%	-1.5%	-2.1%	0.9%
New River Valley Mall		24.11	269	10.3%	25.80	267	9.5%	-6.6%	0.7%	0.8%
North Hanover Mall		25.99	269	12.5%	29.07	273	11.4%	-10.6%	-1.5%	1.1%
Lycoming Mall		21.33	261	10.1%	20.69	238	10.9%	3.1%	9.7%	-0.8%
South Mall		23.67	245	12.5%	23.42	235	12.6%	1.0%	4.3%	-0.1%
Beaver Valley Mall		22.23	243	13.9%	22.33	249	14.2%	-0.4%	-2.4%	-0.3%
Chambersburg Mall		23.79	238	9.9%	27.84	232	9.9%	-14.5%	2.6%	0.0%
Washington Crown Center		20.02	238	11.3%	20.99	238	11.5%	-4.6%	0.0%	-0.2%
Orlando Fashion Square		29.98	238	19.2%	34.40	228	18.6%	-12.8%	4.4%	0.6%
Phillipsburg Mall		23.93	228	12.4%	24.80	225	11.4%	-3.5%	1.3%	1.0%
Voorhees Town Center		31.96	214	11.7%	31.85	203	12.3%	0.4%	5.4%	-0.6%

Enclosed Malls weighted average		$32.39	$357	12.8%	$32.49	$341	13.0%	-0.3%	4.7%	-0.2%

Consolidated Properties		$31.56	$346	12.8%	$31.72	$331	12.9%	-0.5%	4.5%	-0.1%
Unconsolidated Properties		$41.45	$473	13.0%	$40.76	$436	13.9%	1.7%	8.5%	-0.9%
Same Properties		$32.39	$357	12.8%	$32.49	$341	13.0%	-0.3%	4.7%	-0.2%

(1)	Average base rent includes all non-anchor space owned by the Company and leased to tenants that lease individual spaces of 10,000 square feet or less and pay fixed rent.
(2)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of 10,000 square feet or less and have occupied the space for at least 24 months.

Pennsylvania Real Estate Investment Trust

Mall Occupancy(1) - Owned GLA

	March 31, 2011		March 31, 2010		Change
	Total	Non-Anchor	Total	Non-Anchor	Total	Non-Anchor
Beaver Valley Mall	89.2%	76.8%	89.0%	76.4%	0.2%	0.4%
Capital City Mall	97.0%	94.8%	95.9%	93.0%	1.1%	1.8%
Chambersburg Mall	87.0%	72.2%	86.6%	71.3%	0.4%	0.9%
Cherry Hill Mall	93.5%	92.2%	90.6%	88.7%	2.9%	3.5%
Crossroads Mall	89.9%	77.1%	87.0%	69.9%	2.9%	7.2%
Cumberland Mall	93.1%	88.6%	93.0%	88.3%	0.1%	0.3%
Dartmouth Mall	98.0%	96.8%	94.7%	91.3%	3.3%	5.5%
Exton Square Mall	91.1%	80.5%	91.0%	80.2%	0.1%	0.3%
Francis Scott Key Mall	98.1%	96.5%	97.6%	95.5%	0.5%	1.0%
Gadsden Mall	92.4%	81.0%	93.0%	82.5%	-0.6%	-1.5%
The Gallery at Market East (2)	61.4%	77.7%	60.0%	75.0%	1.4%	2.7%
Jacksonville Mall	99.6%	99.2%	98.4%	96.8%	1.2%	2.4%
Lehigh Valley Mall	95.8%	94.2%	92.3%	89.5%	3.5%	4.7%
Logan Valley Mall	94.9%	87.7%	95.0%	88.0%	-0.1%	-0.3%
Lycoming Mall	96.0%	92.6%	96.3%	93.0%	-0.3%	-0.4%
Magnolia Mall	97.4%	94.2%	97.0%	93.2%	0.4%	1.0%
Moorestown Mall	91.4%	80.8%	90.6%	78.9%	0.8%	1.9%
New River Valley Mall	98.0%	96.6%	95.1%	91.9%	2.9%	4.7%
Nittany Mall	94.4%	88.7%	92.3%	84.3%	2.1%	4.4%
North Hanover Mall	92.9%	83.2%	91.3%	79.1%	1.6%	4.1%
Orlando Fashion Square	90.4%	79.6%	87.2%	72.8%	3.2%	6.8%
Palmer Park Mall	94.9%	83.6%	95.3%	84.9%	-0.4%	-1.3%
Patrick Henry Mall	96.1%	92.4%	98.6%	97.2%	-2.5%	-4.8%
Phillipsburg Mall	88.7%	73.9%	92.1%	81.9%	-3.4%	-8.0%
Plymouth Meeting Mall	82.8%	73.9%	87.2%	80.4%	-4.4%	-6.5%
The Mall at Prince Georges	94.6%	88.7%	94.7%	88.9%	-0.1%	-0.2%
South Mall	89.0%	83.2%	90.1%	84.9%	-1.1%	-1.7%
Springfield Mall	96.1%	96.1%	93.4%	93.4%	2.7%	2.7%
Uniontown Mall	86.3%	76.4%	93.0%	82.4%	-6.7%	-6.0%
Valley Mall	92.7%	87.4%	95.8%	92.9%	-3.1%	-5.5%
Valley View Mall	96.0%	94.4%	98.1%	97.4%	-2.1%	-3.0%
Viewmont Mall	99.4%	98.5%	97.8%	94.4%	1.6%	4.1%
Voorhees Town Center	61.3%	60.7%	65.1%	64.5%	-3.8%	-3.8%
Washington Crown Center	89.2%	80.1%	84.1%	70.6%	5.1%	9.5%
Willow Grove Park (3)	69.5%	91.2%	68.7%	91.7%	0.8%	-0.5%
Wiregrass Commons Mall	89.1%	84.3%	88.4%	83.2%	0.7%	1.1%
Woodland Mall	93.6%	93.6%	89.4%	89.4%	4.2%	4.2%
Wyoming Valley Mall	96.6%	90.3%	94.3%	83.7%	2.3%	6.6%

Enclosed Malls weighted average (3)	90.4%	86.5%	90.0%	85.5%	0.4%	1.0%

Consolidated Properties	90.2%	85.9%	89.9%	85.1%	0.3%	0.8%
Unconsolidated Properties	95.9%	94.8%	92.6%	90.6%	3.3%	4.2%
Same Properties	90.4%	86.5%	90.0%	85.5%	0.4%	1.0%

(1)

Occupancy for both periods presented includes all tenants irrespective of the terms of their agreement. Previously, occupancy was reported excluding tenants under agreements with initial terms of less than one year.

(2)

The total occupancy percentage for The Gallery at Market East includes 328,390 sf of the former Strawbridge’s store that is currently vacant, pending redevelopment. This vacant department store represents 30.3% and 30.4% of the owned mall GLA as of March 31, 2011 and March 31, 2010, respectively.

(3)

The total occupancy percentage for Willow Grove Park includes the former Strawbridge’s store that is currently vacant. This vacant department store represents 26.6% and 27.6% of the owned mall GLA as of March 31, 2011 and March 31, 2010, respectively.

Pennsylvania Real Estate Investment Trust

Strip and Power Center Rent Per Square Foot and Occupancy Percentages

	March 31, 2011			March 31, 2010			Change
	Avg Base Rent	Occupancy(1)		Avg Base Rent	Occupancy(1)		Avg Base Rent	Occupancy(1)
		Total	Non-Anchor		Total	Non-Anchor		Total	Non-Anchor
Christiana Center	$20.16	96.0%	89.1%	$22.09	88.1%	67.7%	-8.7%	7.9%	21.4%
The Commons at Magnolia	15.33	87.3%	84.2%	13.01	83.7%	79.7%	17.8%	3.6%	4.5%
Metroplex Shopping Center	19.72	100.0%	100.0%	19.10	100.0%	100.0%	3.2%	0.0%	0.0%
The Court at Oxford Valley	15.66	91.7%	90.5%	16.20	91.3%	90.0%	-3.3%	0.4%	0.5%
Paxton Towne Centre	15.28	98.2%	97.3%	15.95	90.8%	86.1%	-4.2%	7.4%	11.2%
Red Rose Commons	14.23	84.9%	84.9%	12.53	70.2%	70.2%	13.6%	14.7%	14.7%
Springfield Park	21.35	98.2%	94.9%	20.90	98.2%	94.9%	2.2%	0.0%	0.0%
Whitehall Mall	12.70	91.6%	82.3%	12.40	92.0%	83.0%	2.4%	-0.4%	-0.7%

Weighted Average	$16.40	94.2%	91.4%	$16.23	90.5%	86.1%	1.0%	3.7%	5.3%

Consolidated Properties	$16.35	96.1%	93.2%	$16.63	89.0%	80.8%	-1.7%	7.1%	12.4%
Unconsolidated Properties	$16.42	93.3%	90.8%	$16.10	91.2%	88.0%	2.0%	2.1%	2.8%
Same Properties	$16.40	94.2%	91.4%	$16.23	90.5%	86.1%	1.0%	3.7%	5.3%

(1)

Occupancy for both periods presented includes all tenants irrespective of the terms of their agreement. Previously, occupancy was reported excluding tenants under agreements with initial terms of less than one year.

Pennsylvania Real Estate Investment Trust

Top Twenty Tenants (by share of PREIT’s Annualized Minimum Rent)

(dollars in thousands)

	Paying Minimum Rent		Paying Percentage of Sales in lieu of Minimum Rent (2)		Total		Minimum Rent
Tenant (1)	Number of Locations	GLA	Number of Locations	GLA	Total Number of Locations	Total GLA	Annualized Minimum Rent	PREIT’s share of Annualized Minimum Rent (3)	Percent of PREIT’s Total Retail Minimum Rent
Gap, Inc.	46	582,719	5	51,516	51	634,235	$12,370	$11,318	3.66%
JCPenney Company, Inc.	24	2,369,736	6	824,327	30	3,194,063	7,526	7,526	2.43%
Foot Locker, Inc.	60	321,529	11	34,390	71	355,919	7,975	7,523	2.43%
Limited Brands, Inc.	58	279,395	14	44,323	72	323,718	7,567	7,121	2.30%
American Eagle Outfitters, Inc.	40	218,381	2	8,840	42	227,221	6,795	6,487	2.10%
Zale Corporation	74	55,498	—	—	74	55,498	5,629	5,324	1.72%
Sears Holding Corporation	24	2,796,396	5	918,570	29	3,714,966	5,445	5,302	1.71%
Signet Jewelers Limited	38	58,490	—	—	38	58,490	4,424	4,269	1.38%
Dick’s Sporting Goods, Inc.	8	371,675	1	50,484	9	422,159	4,858	4,063	1.31%
Bain Capital LLC (4)	28	582,681	4	8,075	32	590,756	4,141	3,996	1.29%
Luxottica Group S.p.A.	47	117,318	3	9,062	50	126,380	4,236	3,937	1.27%
Golden Gate Capital (5)	15	133,715	4	31,799	19	165,514	4,094	3,697	1.19%
Abercrombie & Fitch Co.	19	128,443	—	—	19	128,443	3,872	3,490	1.13%
Genesco, Inc.	58	76,626	4	4,252	62	80,878	3,399	3,257	1.05%
Aeropostale, Inc.	33	115,112	3	10,619	36	125,731	3,313	3,098	1.00%
Commonwealth of Pennsylvania	2	229,244	—	—	2	229,244	3,085	3,085	1.00%
Barnes & Noble, Inc.	9	271,086	—	—	9	271,086	4,105	3,023	0.98%
Hallmark Cards, Inc.	33	132,325	7	30,262	40	162,587	3,023	2,850	0.92%
The Bon-Ton Stores, Inc.	13	1,008,613	1	41,344	14	1,049,957	2,729	2,729	0.88%
Pacific Sunwear, Inc.	26	98,294	3	10,002	29	108,296	2,846	2,687	0.87%

Total Top 20 Tenants	655	9,947,276	73	2,077,865	728	12,025,141	$101,432	$94,782	30.61%

Total Leases					3,070			$309,628	100.00%

(1)	Tenant includes all brands and concepts of the tenant.
(2)	Income from lease(s) in which tenant pays percentage of sales in lieu of minimum rent or common area costs are not included in annualized minimum rent.
(3)	Includes PREIT’s proportionate share of tenant rents from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(4)	Consists of 26 Gymboree stores and six Burlington Coat Factory stores.
(5)	Consists of 18 Express stores and one J. Jill store.

Pennsylvania Real Estate Investment Trust

Lease Expirations as of March 31, 2011

(dollars in thousands except psf amounts)

Non-Anchors(1)

		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA	Percent of Total	Minimum Rent in Expiring Year	PREIT’s Share of Minimum Rent in Expiring Year (2)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
Holdover	221	703,258	5.9%	$16,435	$15,789	5.8%	$23.37
2011	413	995,285	8.3%	25,528	24,568	9.1%	25.65
2012	498	1,699,548	14.3%	39,809	36,886	13.6%	23.42
2013	350	1,115,512	9.4%	25,976	24,408	9.0%	23.29
2014	248	887,133	7.4%	21,807	19,910	7.4%	24.58
2015	246	1,228,160	10.3%	27,719	24,741	9.2%	22.57
2016	250	1,143,025	9.6%	31,984	28,392	10.5%	27.98
2017	191	853,381	7.2%	23,092	20,686	7.7%	27.06
2018	185	940,999	7.9%	25,174	22,888	8.5%	26.75
2019	137	561,644	4.7%	17,909	17,048	6.3%	31.89
2020	130	912,368	7.7%	19,984	18,795	7.0%	21.90
Thereafter	92	881,169	7.4%	17,650	16,168	5.9%	20.03

Total/Average	2,961	11,921,482	100.0%	$293,067	$270,279	100.0%	$24.58

Anchors(1)

		Gross Leasable Area		Annualized Minimum Rent
Lease Expiration Year	Number of Leases Expiring (3)	Expiring GLA	Percent of Total	Minimum Rent in Expiring Year	PREIT’s Share of Minimum Rent in Expiring Year (2)	Percent of PREIT’s Total	Average Expiring Minimum Rent psf
2011	3	340,648	3.0%	$756	$613	1.6%	$2.22
2012	5	609,198	5.4%	842	805	2.0%	1.38
2013	14	1,135,570	10.1%	4,593	4,593	11.7%	4.04
2014	15	1,551,546	13.8%	4,249	3,787	9.6%	2.74
2015	18	1,715,835	15.3%	5,115	5,115	13.0%	2.98
2016	18	1,767,638	15.7%	4,155	4,155	10.6%	2.35
2017	6	631,646	5.6%	3,106	2,711	6.9%	4.92
2018	6	777,965	6.9%	4,089	4,089	10.4%	5.26
2019	8	817,875	7.3%	2,444	2,444	6.2%	2.99
2020	3	277,729	2.5%	1,192	1,192	3.0%	4.29
Thereafter	13	1,623,875	14.4%	10,986	9,845	25.0%	6.77

Total/Average	109	11,249,525	100.0%	$41,527	$39,349	100.0%	$3.69

(1)	Only includes owned space.
(2)	Includes PREIT’s proportionate share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective partnerships.
(3)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust

Retail Gross Leasable Area Occupancy Summary as of March 31, 2011

	Owned GLA
	Occupied			Vacant
		Non-Anchor
	Anchor	Large Format (1)	Small Shop (2)	Anchor	Non-Anchor	GLA Not Owned	Total GLA
Malls
Beaver Valley Mall	511,267	148,740	193,810	—	103,492	204,770	1,162,079
Capital City Mall	204,301	63,586	206,012	—	14,780	120,000	608,679
Chambersburg Mall	241,690	19,651	133,918	—	59,078	—	454,337
Cherry Hill Mall (3)	138,000	204,015	422,741	—	52,827	478,885	1,296,468
Crossroads Mall	254,211	12,231	140,842	—	45,545	—	452,829
Cumberland Mall	264,348	212,538	146,044	—	46,287	273,230	942,447
Dartmouth Mall	208,460	142,274	169,831	—	10,375	140,000	670,940
Exton Square Mall	440,301	26,617	270,321	—	72,139	277,468	1,086,846
Francis Scott Key Mall	269,708	93,084	193,582	—	10,519	139,333	706,226
Gadsden Mall	300,960	65,746	98,069	—	38,414	—	503,189
The Gallery at Market East	350,115	73,975	241,612	328,390	90,333	—	1,084,425
Jacksonville Mall	242,115	98,693	145,838	—	2,063	—	488,709
Lehigh Valley Mall	212,000	171,800	369,162	—	33,024	371,986	1,157,972
Logan Valley Mall	454,387	43,943	241,837	—	40,111	—	780,278
Lycoming Mall	333,413	182,268	171,848	—	28,384	120,000	835,913
Magnolia Mall	343,118	86,608	170,117	—	15,845	—	615,688
Moorestown Mall	408,356	98,682	167,677	—	63,215	321,200	1,059,130
New River Valley Mall	175,306	134,996	122,035	—	8,909	—	441,246
Nittany Mall	221,462	12,500	178,672	—	24,411	95,000	532,045
North Hanover Mall	206,792	21,047	102,827	—	25,097	—	355,763
Orlando Fashion Square	491,999	128,719	221,521	—	89,711	155,576	1,087,526
Palmer Park Mall	314,235	—	120,128	—	23,558	—	457,921
Patrick Henry Mall	279,619	37,758	234,434	—	22,519	140,000	714,330
Phillipsburg Mall	326,552	42,021	143,088	—	65,477	—	577,138
Plymouth Meeting Mall (4)	253,584	164,842	195,264	—	127,499	214,635	955,824
The Mall at Prince Georges	479,619	119,073	265,044	—	48,880	—	912,616
South Mall	139,691	131,434	89,452	—	44,622	—	405,199
Springfield Mall	—	—	213,510	—	8,591	387,899	610,000
Uniontown Mall	391,096	49,888	161,955	30,282	65,364	—	698,585
Valley Mall	280,549	125,334	217,517	—	49,375	243,400	916,175
Valley View Mall	96,357	74,148	159,384	—	13,777	254,596	598,262
Viewmont Mall	386,262	82,893	154,352	—	3,687	120,000	747,194
Voorhees Town Center (5)	4,404	67,478	113,822	—	117,327	396,783	699,814
Washington Crown Center	245,401	79,085	153,676	—	57,681	140,095	675,938
Willow Grove Park	225,000	37,260	279,117	206,834	30,347	413,121	1,191,679
Wiregrass Commons	94,686	10,345	167,575	—	33,189	332,152	637,947
Woodland Mall	—	120,959	284,963	—	27,863	725,187	1,158,972
Wyoming Valley Mall	592,110	90,851	197,524	—	30,815	—	911,300

Total Malls (38 properties)	10,381,474	3,275,082	7,259,121	565,506	1,645,130	6,065,316	29,191,629

Strip and Power Centers
Christiana Center	190,814	68,132	31,288	—	12,200	—	302,434
The Commons at Magnolia	20,631	28,618	41,867	—	13,216	126,200	230,532
Metroplex Shopping Center	67,185	362,593	47,683	—	—	300,729	778,190
The Court at Oxford Valley	59,620	323,336	36,154	—	37,793	247,623	704,526
Paxton Towne Centre	151,627	221,425	63,380	—	8,000	273,058	717,490
Red Rose Commons	—	208,212	15,206	—	39,873	199,590	462,881
Springfield Park	83,539	20,500	22,443	—	2,329	145,669	274,480
Whitehall Mall	294,635	160,865	55,411	—	46,590	—	557,501

Total Strip and Power Centers (8 properties)	868,051	1,393,681	313,432	—	160,001	1,292,869	4,028,034

CONSOLIDATED PROPERTIES	10,532,546	3,421,457	6,812,984	565,506	1,636,931	5,704,689	28,674,113
UNCONSOLIDATED PROPERTIES	716,979	1,247,306	759,569	—	168,200	1,653,496	4,545,550
TOTAL PROPERTIES	11,249,525	4,668,763	7,572,553	565,506	1,805,131	7,358,185	33,219,663

(1)	Includes tenants greater than 10,000 square feet.
(2)	Includes tenants less than 10,000 square feet.
(3)	Additional 24,588 sf has been entitled but not yet built.
(4)	Additional 14,316 sf has been entitled but not yet built.
(5)	Additional 31,584 sf has been built but not commissioned, and 128,514 sf has been entitled but not yet built.

Pennsylvania Real Estate Investment Trust

Property Information as of March 31, 2011

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors / Major Tenants	Lease Expiration
MALLS
Beaver Valley Mall Monaca, PA	100%	2002	1970/1991	Boscov’s JCPenney Macy’s Sears	9/30/18 9/30/17 (1) 8/15/16

Capital City Mall Camp Hill, PA	100%	2003	1974/2005	JCPenney Macy’s Sears	11/30/15 (1) 7/28/14

Chambersburg Mall Chambersburg, PA	100%	2003	1982	Bon-Ton Burlington Coat Factory JCPenney Sears	1/28/16 1/31/19 3/31/12 2/9/15

Cherry Hill Mall Cherry Hill, NJ	100%	2003	1961/2009	The Container Store Crate and Barrel JCPenney Macy’s Nordstrom	2/28/18 1/31/23 (1) (1) 2/28/25

Crossroads Mall (2) Beckley, WV	100%	2003	1981	Belk JCPenney Sears	11/5/14 12/31/11 3/31/16

Cumberland Mall Vineland, NJ	100%	2005	1973/2003	Best Buy BJ’s Boscov’s Burlington Coat Factory Home Depot JCPenney	1/31/16 (1) (1) 4/30/19 1/31/19 11/30/13

Dartmouth Mall Dartmouth, MA	100%	1997	1971/2000	JCPenney Macy’s Sears	7/31/14 (1) 4/12/16

Exton Square Mall (2) Exton, PA	100%	2003	1973/2000	Boscov’s JCPenney K-Mart Macy’s Sears	10/31/19 5/31/20 (1) (1) 10/6/19

Francis Scott Key Mall Frederick, MD	100%	2003	1978/1991	Barnes & Noble JCPenney Macy’s Sears Value City Furniture	4/30/17 9/30/16 (1) 7/31/13 1/31/19

Gadsden Mall Gadsden, AL	100%	2005	1974/1990	Belk JCPenney Sears	7/31/14 1/31/29 3/5/14

The Gallery at Market East (2) Philadelphia, PA	100%	2003	1977/1990	Burlington Coat Factory Commonwealth of Pennsylvania	2/28/32 6/30/29

Jacksonville Mall Jacksonville, NC	100%	2003	1981/2008	Barnes & Noble Belk JCPenney Sears	5/31/18 8/21/16 8/31/15 8/4/16

Lehigh Valley Mall (3) Allentown, PA	50%	1973	1977/2007	Barnes & Noble Boscov’s JCPenney Macy’s	10/31/17 (1) (1) 7/31/12

Logan Valley Mall Altoona, PA	100%	2003	1960/1997	JCPenney Macy’s Sears	1/31/17 1/31/15 10/31/16

Lycoming Mall Pennsdale, PA	100%	2003	1978/2007	Best Buy Bon-Ton Borders Burlington Coat Factory Dick’s Sporting Goods JCPenney Macy’s Sears	1/31/17 7/27/16 1/31/17 1/31/19 1/31/17 10/31/15 (1) 7/31/13

Magnolia Mall Florence, SC	100%	1997	1979/2007	Barnes & Noble Belk Best Buy Dick’s Sporting Goods JCPenney Sears	9/30/17 1/31/16 1/31/13 1/31/18 3/31/17 10/16/14

Moorestown Mall Moorestown, NJ	100%	2003	1963/2008	Boscov’s Lord & Taylor Macy’s Sears	10/31/15 (1) (1) 10/5/22

New River Valley Mall Christiansburg, VA	100%	2003	1988/2007	Belk Dick’s Sporting Goods JCPenney Regal Cinemas Sears	4/19/14 1/31/17 3/31/13 4/30/22 8/2/13

Pennsylvania Real Estate Investment Trust

Property Information as of March 31, 2011 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors /Major Tenants	Lease Expiration
Nittany Mall State College, PA	100%	2003	1968/1990	Bon-Ton JCPenney Macy’s Sears	1/31/13 7/31/15 (1) 8/28/15

North Hanover Mall Hanover, PA	100%	2003	1967/1999	Dick’s Sporting Goods JCPenney Sears	1/31/18 1/31/16 11/30/14

Orlando Fashion Square (2) Orlando, FL	100%	2004	1973/2003	Dillard’s JCPenney Macy’s Sears	1/31/14 4/30/13 10/30/71 (1)

Palmer Park Mall Easton, PA	100%	1972/2003	1972/1998	Bon-Ton Boscov’s	7/25/14 10/31/18

Patrick Henry Mall Newport News, VA	100%	2003	1988/2005	Borders Dick’s Sporting Goods Dillard’s JCPenney Macy’s	1/31/21 1/31/22 9/22/13 10/31/15 (1)

Phillipsburg Mall Phillipsburg, NJ	100%	2003	1989/2003	Bon-Ton JCPenney Kohl’s Sears	1/31/15 3/31/13 1/31/25 4/30/14

Plymouth Meeting Mall (2) Plymouth Meeting, PA	100%	2003	1966/2009	AMC Theater Boscov’s Macy’s Whole Foods	12/31/18 10/31/16 (1) 11/30/29

The Mall at Prince Georges Hyattsville, MD	100%	1998	1959/2004	JCPenney Macy’s Marshalls Ross Dress for Less Target	7/31/16 10/31/18 9/30/16 1/31/18 1/31/15

South Mall Allentown, PA	100%	2003	1975/1992	Bon-Ton Stein Mart	1/30/16 10/31/11

Springfield Mall Springfield, PA	50%	2005	1974/1997	Macy’s Target	(1) (1)

Uniontown Mall (2) Uniontown, PA	100%	2003	1972/1990	Bon-Ton Burlington Coat Factory JCPenney Sears Teletech Customer Care	1/31/16 1/31/19 10/31/15 2/25/13 6/30/13

Valley Mall Hagerstown, MD	100%	2003	1974/1999	Bon-Ton JCPenney Macy’s Sears	1/31/14 10/31/14 (1) (1)

Valley View Mall La Crosse, WI	100%	2003	1980/2001	Barnes & Noble Herberger’s JCPenney Macy’s Sears	1/31/17 (1) 7/31/15 (1) (1)

Viewmont Mall Scranton, PA	100%	2003	1968/2006	JCPenney Macy’s Sears	10/31/15 (1) 12/31/15

Voorhees Town Center (2) Voorhees, NJ	100%	2003	1970/2007	Boscov’s Macy’s The Star Group	(1) (1) 8/31/28

Washington Crown Center Washington, PA	100%	2003	1969/1999	Bon-Ton Gander Mountain Sports Macy’s Sears	1/31/15 7/24/13 (1) 8/17/14

Willow Grove Park Willow Grove, PA	100%	2000/2003	1982/2001	Bloomingdale’s The Cheesecake Factory Macy’s Sears	(1) 1/31/28 1/31/22 (1)

Wiregrass Commons Mall Dothan, AL	100%	2003	1986/2008	Belk Burlington Coat Factory Dillards JCPenney	(1) 1/31/20 (1) (1)

Woodland Mall Grand Rapids, MI	100%	2005	1968/1998	Apple Barnes & Noble JCPenney Kohl’s Macy’s Sears	6/30/15 1/31/20 (1) (1) (1) (1)

Wyoming Valley Mall Wilkes-Barre, PA	100%	2003	1971/2006	Bon-Ton JCPenney Macy’s Sears	1/31/12 4/30/12 1/31/17 8/1/16

Pennsylvania Real Estate Investment Trust

Property Information as of March 31, 2011 (continued)

Properties	Ownership Interest	Date Acquired	Year Built/Last Renovated	Anchors /Major Tenants	Lease Expiration
POWER CENTERS
Christiana Center Newark, DE	100%	1998	1998	Costco Dick’s Sporting Goods	9/30/18 11/30/13

Metroplex Shopping Center (3) Plymouth Meeting, PA	50%	1999	2001	Giant Food Store Lowe’s Target	2/28/21 (1) (1)

The Court at Oxford Valley (3) Langhorne, PA	50%	1997	1996	Best Buy BJ’s Dick’s Sporting Goods Home Depot	5/31/21 (1) 4/30/21 (1)

Paxton Towne Centre Harrisburg, PA	100%	1999	2001	Costco Kohl’s Target Weis Markets	(1) 1/25/21 (1) 11/30/20

Red Rose Commons (3) Lancaster, PA	50%	1998	1998	Home Depot Weis Markets	(1) (1)

Whitehall Mall (3) Allentown, PA	50%	1964	1964/1998	Bed, Bath & Beyond Kohl’s Sears	1/31/15 3/9/17 9/18/11
STRIP CENTERS
The Commons at Magnolia Florence, SC	100%	1999	1991/2002	Bed, Bath & Beyond Target	1/31/15 (1)

Springfield Park Springfield, PA	50%	1997/1998	1997/1998	Bed, Bath & Beyond LA Fitness Target	1/31/14 3/31/17 (1)

(1)	Space is not owned by PREIT.
(2)	Property is subject to a ground lease.
(3)	Property is managed by a third party.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Proportionate Consolidation Method(1)

(in thousands, except per share amounts)

	March 31, 2011			December 31, 2010
	GAAP	Share of Unconsolidated Partnerships	Total	GAAP	Share of Unconsolidated Partnerships	Total
ASSETS
Investments in real estate, at cost
Operating properties	$3,452,231	$210,229	$3,662,460	$3,448,900	$210,505	$3,659,405
Construction in progress	122,842	755	123,597	121,547	753	122,300
Land held for development	17,031	—	17,031	17,021	—	17,021

Total investments in real estate	3,592,104	210,984	3,803,088	3,587,468	211,258	3,798,726
Accumulated depreciation	(759,991)	(68,151)	(828,142)	(729,086)	(66,699)	(795,785)

Net investments in real estate	2,832,113	142,833	2,974,946	2,858,382	144,559	3,002,941

Investments in partnerships, at equity	30,833	(30,833)	—	30,959	(30,959)	—
Other assets:
Cash and cash equivalents	37,921	4,663	42,584	42,327	4,780	47,107
Rent and other receivables (2)	37,718	6,323	44,041	40,732	6,390	47,122
Intangible assets, net	14,177	256	14,433	15,787	288	16,075
Deferred costs and other assets, net	90,640	8,169	98,809	91,930	8,304	100,234

Total other assets	211,289	(11,422)	199,867	221,735	(11,197)	210,538

Total assets	$3,043,402	$131,411	$3,174,813	$3,080,117	$133,362	$3,213,479

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans (including debt premium of $1,288 and $1,569 as of March 31, 2011 and December 31, 2010, respectively)	$1,738,741	$174,861	$1,913,602	$1,744,248	$175,693	$1,919,941
Exchangeable notes (net of discount of $2,329 and $2,809 as of March 31, 2011 and December 31, 2010, respectively)	134,571	—	134,571	134,091	—	134,091
Term Loans	347,200	—	347,200	347,200	—	347,200
Tenants’ deposits and deferred rent	16,060	3,722	19,782	16,583	3,899	20,482
Distributions in excess of partnership investments	45,253	(45,253)	—	44,614	(44,614)	—
Fair value of derivative instruments	23,740	—	23,740	27,233	—	27,233
Other liabilities	52,704	(1,919)	50,785	61,618	(1,616)	60,002

Total liabilities	2,358,269	131,411	2,489,680	2,375,587	133,362	2,508,949

Equity:
Total equity	685,133	—	685,133	704,530	—	704,530

Total liabilities and equity	$3,043,402	$131,411	$3,174,813	$3,080,117	$133,362	$3,213,479

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $28.0 million ($25.5 million wholly owned, $2.5 million partnership) as of March 31, 2011, and $27.8 million ($25.2 million wholly owned, $2.6 million partnership) as of December 31, 2010.

Pennsylvania Real Estate Investment Trust

Condensed Balance Sheet

Property Type(1)

(in thousands, except per share amounts)

	March 31, 2011				December 31, 2010
	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total	Malls	Strip and Power Centers	Corporate, Development and Other Properties	Total
ASSETS:
Investments in real estate:
Investments in real estate, at cost	$3,437,101	$219,119	$23,271	$3,679,491	$3,433,844	$219,321	$23,261	$3,676,426
Construction in progress	68,347	—	55,250	123,597	67,123	—	55,177	122,300

Total investments in real estate	3,505,448	219,119	78,521	3,803,088	3,500,967	219,321	78,438	3,798,726
Accumulated depreciation	(755,538)	(71,260)	(1,344)	(828,142)	(724,708)	(69,785)	(1,292)	(795,785)

Net investments in real estate	2,749,910	147,859	77,177	2,974,946	2,776,259	149,536	77,146	3,002,941

Other assets:
Cash and cash equivalents	17,958	1,739	22,887	42,584	21,119	1,931	24,057	47,107
Rent and other receivables (2)	34,278	7,423	2,340	44,041	37,768	7,008	2,346	47,122
Intangible assets, net	7,109	—	7,324	14,433	8,725	—	7,350	16,075
Deferred costs and other assets, net	71,142	7,585	20,082	98,809	72,165	7,960	20,109	100,234

Total other assets	130,487	16,747	52,633	199,867	139,777	16,899	53,862	210,538

Total assets	$2,880,397	$164,606	$129,810	$3,174,813	$2,916,036	$166,435	$131,008	$3,213,479

LIABILITIES AND EQUITY
Liabilities:
Mortgage loans (including debt premium of $1,288 and $1,569 as of March 31, 2011 and December 31, 2010, respectively)	$1,737,617	$171,067	$4,918	$1,913,602	$1,743,470	$171,553	$4,918	$1,919,941
Exchangeable notes (net of discount of $2,329 and $2,809 as of March 31, 2011 and December 31, 2010, respectively)	—	—	134,571	134,571	—	—	134,091	134,091
Term Loans	—	—	347,200	347,200	—	—	347,200	347,200
Tenants’ deposits and deferred rent	17,577	2,046	159	19,782	18,205	2,128	149	20,482
Fair value of derivative instruments	—	—	23,740	23,740	—	—	27,233	27,233
Other liabilities	29,544	(2,578)	23,819	50,785	32,593	(2,277)	29,686	60,002

Total liabilities	1,784,738	170,535	534,407	2,489,680	1,794,268	171,404	543,277	2,508,949

Equity:
Total equity	1,095,659	(5,929)	(404,597)	685,133	1,121,768	(4,969)	(412,269)	704,530

Total liabilities and equity	$2,880,397	$164,606	$129,810	$3,174,813	$2,916,036	$166,435	$131,008	$3,213,479

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)

Total includes straight line rent of $28.0 million ($25.5 million wholly owned, $2.5 million partnership) as of March 31, 2011, and $27.8 million ($25.2 million wholly owned, $2.6 million partnership) as of December 31, 2010.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate(1)

(in thousands)

	March 31, 2011				December 31, 2010
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Malls
Beaver Valley Mall	$69,679	$—	$19,284	$50,395	$69,663	$—	$18,536	$51,127
Capital City Mall	95,930	—	22,360	73,570	95,920	—	21,547	74,373
Chambersburg Mall	38,315	—	8,055	30,260	38,529	—	7,803	30,726
Cherry Hill Mall	448,777	231	81,299	367,709	448,513	34	76,173	372,374
Crossroads Mall	37,839	190	9,216	28,813	36,750	1,057	8,903	28,904
Cumberland Mall	63,340	124	9,530	53,934	63,340	153	9,051	54,442
Dartmouth Mall	62,641	—	27,085	35,556	62,543	—	26,604	35,939
Exton Square Mall	147,648	60	27,231	120,477	147,556	64	26,367	121,253
Francis Scott Key Mall	76,866	522	17,174	60,214	76,482	813	16,587	60,708
Gadsden Mall	61,177	—	10,360	50,817	61,174	—	9,735	51,439
The Gallery at Market East	169,903	1,931	21,682	150,152	169,696	2,014	19,913	151,797
Jacksonville Mall	79,270	—	16,742	62,528	79,247	—	16,096	63,151
Logan Valley Mall	96,008	—	23,083	72,925	96,000	—	22,521	73,479
Lycoming Mall	76,814	—	16,479	60,335	76,814	—	15,817	60,997
Magnolia Mall	87,436	375	24,636	63,175	87,434	27	23,814	63,647
Moorestown Mall	92,608	2	25,934	66,676	92,560	87	25,201	67,446
New River Valley Mall	57,892	—	16,015	41,877	57,892	—	15,238	42,654
Nittany Mall	43,474	—	9,382	34,092	43,458	—	9,073	34,385
North Hanover Mall	38,294	17,100	8,325	47,069	38,219	17,100	8,004	47,315
Orlando Fashion Square (2)	40,762	—	5,023	35,739	40,426	—	4,448	35,978
Palmer Park Mall	34,465	—	12,306	22,159	34,465	—	12,103	22,362
Patrick Henry Mall	141,436	—	34,196	107,240	141,312	—	32,338	108,974
Phillipsburg Mall	54,760	20	11,323	43,457	54,088	606	10,930	43,764
Plymouth Meeting Mall	159,896	163	29,853	130,206	159,802	426	28,256	131,972
The Mall at Prince Georges	100,693	—	33,681	67,012	100,654	—	32,782	67,872
South Mall	33,728	—	6,311	27,417	33,728	—	6,107	27,621
Uniontown Mall	39,979	—	10,102	29,877	39,955	—	9,750	30,205
Valley Mall	91,866	—	21,632	70,234	92,081	—	21,252	70,829
Valley View Mall	67,784	—	13,399	54,385	67,602	—	12,977	54,625
Viewmont Mall	90,368	—	18,332	72,036	90,359	—	17,600	72,759
Voorhees Town Center	65,866	23,478	14,844	74,500	66,001	20,774	13,950	72,825
Washington Crown Center	40,257	—	13,016	27,241	40,249	—	12,826	27,423
Willow Grove Park	189,047	24,124	47,006	166,165	189,032	23,943	45,471	167,504
Wiregrass Commons Mall	52,072	—	9,589	42,483	52,072	—	9,159	42,913
Woodland Mall	185,584	—	29,580	156,004	185,530	—	28,070	157,460
Wyoming Valley Mall	107,916	—	23,214	84,702	107,913	—	22,251	85,662

Total Consolidated Malls	3,340,390	68,320	727,279	2,681,431	3,337,059	67,098	697,253	2,706,904

Unconsolidated Malls
Lehigh Valley Mall	41,409	23	17,711	23,721	41,516	21	17,338	24,199
Springfield Mall	55,302	4	10,548	44,758	55,269	4	10,117	45,156

Total Unconsolidated Malls	96,711	27	28,259	68,479	96,785	25	27,455	69,355

TOTAL MALLS	$3,437,101	$68,347	$755,538	$2,749,910	$3,433,844	$67,123	$724,708	$2,776,259

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)	Includes impairment of $62,700 recorded in the 4th Quarter 2009.

Pennsylvania Real Estate Investment Trust

Investment in Real Estate(1) (continued)

(in thousands)

	March 31, 2011				December 31, 2010
	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Property and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Consolidated Strip and Power Centers
Christiana Center	$42,020	$—	$12,600	$29,420	$42,020	$—	$12,288	$29,732
The Commons at Magnolia	12,674	—	3,467	9,207	12,674	—	3,347	9,327
Paxton Towne Centre	57,147	—	16,645	40,502	57,147	—	16,198	40,949

Total Consolidated Strip and Power Centers	111,841	—	32,712	79,129	111,841	—	31,833	80,008

Unconsolidated Strip and Power Centers
Metroplex Shopping Center	42,180	—	15,702	26,478	42,180	—	15,315	26,865
The Court at Oxford Valley	27,883	—	8,783	19,100	27,883	—	8,600	19,283
Red Rose Commons	13,178	—	4,023	9,155	13,178	—	3,936	9,242
Whitehall Mall	16,752	—	8,477	8,275	16,954	—	8,570	8,384
Springfield Park	7,285	—	1,563	5,722	7,285	—	1,531	5,754

Total Unconsolidated Strip and Power Centers	107,278	—	38,548	68,730	107,480	—	37,952	69,528

TOTAL STRIP AND POWER CENTERS	$219,119	$—	$71,260	$147,859	$219,321	$—	$69,785	$149,536

Consolidated Properties Under Development
Springhills (2)	$—	$21,983	$—	$21,983	$—	$21,984	$—	$21,984
White Clay Point (3)	—	32,539	—	32,539	—	32,465	—	32,465

Total Consolidated Properties Under Development	—	54,522	—	54,522	—	54,449	—	54,449
Unconsolidated Properties Under Development
Pavilion at Market East	6,240	728	1,344	5,624	6,240	728	1,292	5,676

Total Unconsolidated Properties Under Development	6,240	728	1,344	5,624	6,240	728	1,292	5,676

Other Properties
Land held for development -consolidated	17,031	—	—	17,031	17,021	—	—	17,021

Total Other Properties	17,031	—	—	17,031	17,021	—	—	17,021

TOTAL DEVELOPMENT AND OTHER	$23,271	$55,250	$1,344	$77,177	$23,261	$55,177	$1,292	$77,146

TOTAL INVESTMENT IN REAL ESTATE	$3,679,491	$123,597	$828,142	$2,974,946	$3,676,426	$122,300	$795,785	$3,002,941

CONSOLIDATED PROPERTIES	$3,469,262	$122,842	$759,991	$2,832,113	$3,465,921	$121,547	$729,086	$2,858,382

UNCONSOLIDATED PROPERTIES	210,229	755	68,151	142,833	210,505	753	66,699	144,559

TOTAL INVESTMENT IN REAL ESTATE	$3,679,491	$123,597	$828,142	$2,974,946	$3,676,426	$122,300	$795,785	$3,002,941

(1)

Total includes PREIT’s proportionate share of partnership assets and liabilities “grossed up” to reflect the Company’s share of the total assets and liabilities of the underlying properties. The consolidated financial statements, which are presented in accordance with GAAP, reflect only the Company’s equity in these properties.

(2)	Includes impairment of $11,484 recorded in the 4th Quarter 2009.
(3)	Includes impairment of $11,799 recorded in the 4th Quarter 2008.

Pennsylvania Real Estate Investment Trust

Capital Expenditures

(in thousands)

	Quarter Ended March 31, 2011
	Consolidated	Unconsolidated	Total
Redevelopment projects with incremental GLA and/or anchor replacement	$3,492	$3	$3,495
New development projects	74	3	77
Tenant allowances	1,229	—	1,229
Recurring capital expenditures:
CAM expenditures	150	33	183
Non-CAM expenditures	180	—	180

Total recurring capital expenditures	330	33	363

Total	$5,125	$39	$5,164

Pennsylvania Real Estate Investment Trust

Debt Analysis as of March 31, 2011

(in thousands)

	Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable (2)	$1,730,773	72.3%	$7,968	0.3%	$1,738,741	72.6%
Unconsolidated mortgage loans payable	162,759	6.8%	12,102	0.5%	174,861	7.3%
Exchangeable notes (3)	134,571	5.6%	—	0.0%	134,571	5.6%
Revolving Facility	—	0.0%	—	0.0%	—	0.0%
Term Loans (4) (5)	300,000	12.5%	47,200	2.0%	347,200	14.5%

TOTAL OUTSTANDING DEBT	$2,328,103	97.2%	$67,270	2.8%	$2,395,373	100.0%

AVERAGE STATED INTEREST RATE	5.74%		5.07%		5.72%

(1)	Includes variable rate debt swapped to fixed rate debt.
(2)	Includes debt premium of $1,288
(3)	Net of debt discount of $2,329
(4)

We entered into interest rate swap agreements to fix $100,000 of the underlying LIBOR associated with the term loans at an average interest rate of 1.77% for the three-year initial term. An additional $200,000 of the underlying LIBOR was swapped to a fixed interest rate of 0.61% from April 1, 2010 to March 31, 2011, 1.78% from April 1, 2011 to April 1, 2012 and 2.96% for the balance of the initial term.

(5)	The variable rate amount includes $15.7 million that is subject to a LIBOR cap with a strike rate of 2.5%. The LIBOR cap expires in March 2012.

	Average Debt Balance
		Mortgage Debt (1)	Revolving Facility	Term Loans	Exchangeable Notes	Exchangeable Notes Discount	TOTAL
Beginning Balance	12/31/2010	$1,919,941	$—	$347,200	$136,900	$(2,809)	$2,401,232
Mortgage loan amortization (2)		(6,339)	—	—	—	—	(6,339)
Exchangeable notes discount amortization		—	—	—	—	480	480

Ending Balance	3/31/2011	$1,913,602	$—	$347,200	$136,900	$(2,329)	$2,395,373

Weighted Average Balance		$1,917,965	$—	$347,200	$136,900	$(2,650)	$2,399,415

(1)	Includes debt premium.
(2)	Includes the amortization of debt premium and balloon payments.

	Debt Maturities (1)
Year	Scheduled Amortization	Debt Premium Amortization	Mortgage Balance at Maturity	Revolving Facility	Term Loans	Exchangeable Notes	Exchangeable Notes Discount Amortization	Total Debt
2011	$17,457	$872	$160,808	$—	$—	$—	$(1,480)	$177,657
2012	21,034	416	363,346	—	—	136,900	(849)	520,847
2013	15,770	—	430,773	—	347,200	—	—	793,743
2014	14,223	—	99,203	—	—	—	—	113,426
2015	13,243	—	305,896	—	—	—	—	319,139
2016	3,220	—	219,480	—	—	—	—	222,700
2017	2,447	—	150,000	—	—	—	—	152,447
Thereafter	5,586	—	89,828	—	—	—	—	95,414

	$92,980	$1,288	$1,819,334	$—	$347,200	$136,900	$(2,329)	$2,395,373

(1)

The weighted average period to mortgage maturity is 3.50 years, excluding extension options. Excludes debt premium on mortgage loans and debt discount on exchangeable notes. Includes 100% of mortgage debt from consolidated properties and our share of mortgage debt from unconsolidated properties, based on our ownership percentage.

Weighted Average Mortgage Interest Rates
	Interest Rate		Marked to Market Interest Rate (GAAP) (1)
Year	Balance	Interest Rate	Balance	Interest Rate
2011	$161,385	6.20%	$161,385	6.20%
2012	373,089	6.07%	373,089	5.67%
2013	437,013	5.48%	437,013	5.48%
2014	103,268	7.28%	103,268	7.28%
2015	339,107	5.22%	339,107	5.22%
2016	239,019	5.22%	239,019	5.22%
Thereafter	259,433	5.60%	259,433	5.60%

Total	$1,912,314	5.83%	$1,912,314	5.75%

(1)	Excludes amortization of debt issuance costs.

Pennsylvania Real Estate Investment Trust

Debt Schedule as of March 31, 2011

(in thousands)

	Lender	Proportionate Share(1)			Interest Rate	Marked to Market Interest Rate (GAAP)	Annual Debt Service	Balance at Maturity	Maturity Date
		Debt	Debt Premium/ (Discount)	Total
Fixed Rate Mortgage Loans
Christiana Center (2) (3)	Bank	$45,000	$—	$45,000	5.87%	5.87%	$2,642	$45,000	June 2011
Paxton Towne Centre (2) (3)	Bank	54,000	—	54,000	5.84%	5.84%	3,152	54,000	July 2011
The Court at Oxford Valley	Life Insurance Co	16,264	—	16,264	8.02%	8.02%	2,319	16,003	July 2011
Metroplex Shopping Center	CMBS	29,100	—	29,100	7.25%	7.25%	2,681	28,785	Nov 2011
Capital City Mall	CMBS	48,609	744	49,353	7.61%	5.50%	4,603	47,898	Feb 2012
Beaver Valley Mall	CMBS	43,101	—	43,101	7.36%	7.36%	3,972	42,266	Apr 2012
Pavilion East Associates (2)	Bank	3,868	—	3,868	6.15%	6.15%	240	3,708	Aug 2012
Cherry Hill Mall	Life Insurance Co	183,260	—	183,260	5.42%	5.42%	13,510	177,689	Oct 2012
Cherry Hill Mall Supplemental Loan	Life Insurance Co	54,197	—	54,197	5.51%	5.51%	3,030	53,003	Oct 2012
Cumberland Mall Loan #1	CMBS	40,054	544	40,598	6.50%	5.40%	3,413	38,782	Nov 2012
New River Valley Mall (2) (4)	Bank	25,000	—	25,000	6.33%	6.33%	1,583	25,000	Jan 2013
Dartmouth Mall	CMBS	60,848	—	60,848	4.95%	4.95%	4,484	57,594	June 2013
Moorestown Mall	CMBS	55,850	—	55,850	4.95%	4.95%	4,115	52,863	June 2013
Jacksonville Mall (2) (3)	Bank	56,265	—	56,265	5.83%	5.83%	3,277	56,265	Sept 2013
Logan Valley Mall (2) (3)	Bank	68,000	—	68,000	5.79%	5.79%	3,939	68,000	Sept 2013
Wyoming Valley Mall (2) (3)	Bank	65,000	—	65,000	5.85%	5.85%	3,803	65,000	Sept 2013
Francis Scott Key Mall (2)	Bank	55,000	—	55,000	5.25%	5.25%	2,885	55,000	Dec 2013
Viewmont Mall (2)	Bank	48,000	—	48,000	5.25%	5.25%	2,518	48,000	Dec 2013
Exton Square Mall	Life Insurance Co	68,634	—	68,634	7.50%	7.50%	5,873	66,733	Jan 2014
Lycoming Mall	Bank	34,634	—	34,634	6.84%	6.84%	3,001	32,470	Jul 2014
Springfield East (2) (5)	Bank	2,262	—	2,262	5.39%	5.39%	92	2,061	Mar 2015
Springfield Park (2) (5)	Bank	2,656	—	2,656	5.39%	5.39%	108	2,419	Mar 2015
Magnolia Mall	CMBS	60,416	—	60,416	5.33%	5.33%	4,413	54,842	July 2015
Patrick Henry Mall	Life Insurance Co	92,850	—	92,850	6.34%	6.34%	7,743	83,210	Oct 2015
Springfield Mall (2)	Bank	33,375	—	33,375	4.77%	4.77%	2,118	30,740	Nov 2015
Willow Grove Park	Life Insurance Co	147,548	—	147,548	5.65%	5.65%	11,083	132,624	Dec 2015
Valley Mall	CMBS	86,373	—	86,373	5.49%	5.49%	5,014	78,996	Mar 2016
Woodland Mall	CMBS	152,646	—	152,646	5.58%	5.58%	10,760	140,484	Apr 2016
The Mall at Prince Georges	CMBS	150,000	—	150,000	5.51%	5.51%	8,269	150,000	June 2017
Whitehall Mall	Life Insurance Co	5,813	—	5,813	7.00%	7.00%	574	4,148	Nov 2018
Cumberland Mall Loan #2	Bank	2,445	—	2,445	5.00%	5.00%	390	—	Dec 2018
Lehigh Valley Mall	Life Insurance Co	69,420	—	69,420	5.88%	5.88%	4,972	58,519	July 2020
Valley View Mall	CMBS	31,755	—	31,755	5.95%	5.95%	2,290	27,161	July 2020

Total Fixed Rate Mortgage Loans		1,892,243	1,288	1,893,531	5.84%	5.76%	132,865	1,799,263

Variable Rate Mortgage Loans
One Cherry Hill Plaza (6)	Bank	4,918	—	4,918	1.55%	1.55%	76	4,918	Aug 2011
Red Rose Commons (4) (7)	Bank	12,103	—	12,103	6.00%	6.00%	726	12,103	Oct 2011
New River Valley Mall (4)	Bank	3,050	—	3,050	4.82%	4.82%	147	3,050	Jan 2013

Total Variable Rate Mortgage Loans		20,071	—	20,071	4.73%	4.73%	949	20,071

Total Mortgage Loans		$1,912,314	$1,288	$1,913,602	5.83%	5.75%	$133,814	$1,819,334

CONSOLIDATED MORTGAGE LOANS		$1,737,453	$1,288	$1,738,741	5.80%	5.71%	$119,984	$1,660,848
UNCONSOLIDATED MORTGAGE LOANS		174,861	—	174,861	6.13%	6.13%	13,830	158,486
EXCHANGEABLE NOTES (8)		136,900	(2,329)	134,571	4.00%	5.84%	5,476	136,900	May 2012
REVOLVING FACILITY (9) (10)		—	—	—	5.22%	5.22%	—	—	Mar 2013
TERM LOAN -FIXED RATE (9) (11)		300,000	—	300,000	5.90%	5.90%	17,692	300,000	Mar 2013
TERM LOAN -VARIABLE RATE (9) (12)		47,200	—	47,200	5.22%	5.22%	2,464	47,200	Mar 2013

Total		$2,396,414	$(1,041)	$2,395,373	5.72%	5.76%	$159,446	$2,303,434

AMORTIZATION OF DEFERRED FINANCING FEES		—	—	—	—	0.38%	—	—

EFFECTIVE INTEREST RATE		$2,396,414	$(1,041)	$2,395,373	5.72%	6.14%	$159,446	$2,303,434

(1)	Includes 100% of debt from consolidated properties and our share of debt from unconsolidated properties, based on our ownership percentage.
(2)	The mortgage loan has been swapped to the fixed interest rate presented.
(3)	The mortgage loan has two one year extension options.
(4)	The mortgage loan has one one year extension option.
(5)	The mortgage loan has one five year extension option.
(6)

The mortgage loan had two one year extension options. The first option was exercised in June 2009 for the period August 2009 to August 2010. The second option was exercised in July 2010 for the period August 2010 to August 2011.

(7)	The mortgage loan has an interest rate floor of 6.0%.
(8)	The marked to market interest rate includes the effect of deferred financing fee amortization and debt discount amortization.
(9)	Secured by first mortgage liens on 20 properties and a second mortgage lien on one property. Loans have one one year extension option. See page 26 for property detail.
(10)	The total available to borrow against the 2010 Revolving Facility is $149.4 million.
(11)

We entered into interest rate swap agreements to fix $100,000 of the underlying LIBOR associated with the term loans at an average interest rate of 1.77% for the three-year initial term. An additional $200,000 of the underlying LIBOR was swapped to a fixed interest rate of 0.61% from April 1, 2010 to March 31, 2011, 1.78% from April 1, 2011 to April 1, 2012, and 2.96% for the balance of the initial term.

(12)	Includes $15.7 million that is subject to a LIBOR cap with a strike rate of 2.5%. The LIBOR cap expires in March 2012.

Pennsylvania Real Estate Investment Trust

Selected Debt Ratios(1)

March 31, 2011
Consolidated Liabilities to Gross Asset Value	67.62%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 75%
EBITDA to Interest Expense	1.82
EBITDA may not be less than 1.60 to 1.00
Adjusted EBITDA to Fixed Charges	1.54
Adjusted EBITDA may not be less than 1.35 to 1.00
Corporate Debt Yield	10.82%
The ratio of EBITDA to total indebtedness may not be less than 9.50%
Facility Debt Yield	10.81%
The ratio of NOI for Collateral Properties to Facility Amount

Collateral Properties(2)
Chambersburg Mall	Nittany Mall	The Plaza at Magnolia
Crossroads Mall	North Hanover Mall	South Mall
Gadsden Mall	Orlando Fashion Square	Uniontown Mall
The Gallery at Market East I	P&S Office Building	Voorhees Town Center
The Gallery at Market East II	Palmer Park Mall	Washington Crown Center
The Commons at Magnolia	Phillipsburg Mall	Westgate Anchor Pad
New River Valley Mall (2)	Plymouth Meeting Mall	Wiregrass Commons Mall

(1)

The amended, restated and consolidated senior secured credit agreement dated as of March 11, 2010 (the “2010 Credit Facility”) contains affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios. All capitalized terms used on this page have the meanings ascribed to such terms in the 2010 Credit Facility. In addition to the ratios set forth herein, there are several other ratios under the 2010 Credit Agreement with which the Company must comply, all of which are described in the Company’s Current Report on Form 8-K dated March 11, 2010. The Company has filed the 2010 Credit Agreement and related material agreements in accordance with the rules and regulations of the Securities and Exchange Commission.

(2)	All properties are secured by first mortgage liens except for New River Valley Mall, which is secured by second mortgage lien.

Pennsylvania Real Estate Investment Trust

Shareholder Information

Ten Largest Institutional Shareholders:	Common Shares Held (1)
Vanguard Group Inc.	5,835,101
BlackRock Fund Advisors	4,397,994
JPMorgan Asset Management	2,382,086
Dreman Value Management LLC	2,343,322
State Street Global Advisors Inc.	1,891,003
Deutsche Asset Management Inc.	1,847,114
Cohen & Steers Capital Management Inc.	1,484,543
Northern Trust Global Investments Ltd.	1,032,976
Pacific Heights Asset Management LLC	1,000,000
Samlyn Capital, LLC	905,000

TOTAL of Ten Largest Institutional:	23,119,139
TOTAL of all Institutional Holders:	39,869,820
Ten Largest as % of Total Institutional:	58.0%

(1)	Based on 13F and 13G filings as of March 31, 2011 or most recent filings.

Breakdown of Share & Unit Ownership: Shares Held	Most Recent	% of Outstanding	December 31, 2010
Institutional (1)	39,869,820	68.8%	38,639,075
Retail (2)	13,041,655	22.5%	13,992,951
Insiders (3)	5,064,204	8.7%	5,133,095

TOTAL	57,975,679	100.0%	57,765,121

(1)	Based on 13F and 13G filings as of March 31, 2011 or most recent filings.
(2)	Retail ownership equals total shares outstanding minus institutional and insider ownership.
(3)	Insider holdings as of March 31, 2011 (Shares and OP Units only).

Pennsylvania Real Estate Investment Trust

Definitions

Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines Funds From Operations (“FFO”), which is a non-GAAP measure commonly used by REITs, as income before gains (losses) on sales of operating properties and extraordinary items (computed in accordance with GAAP); plus real estate depreciation; plus or minus adjustments for unconsolidated partnerships to reflect funds from operations on the same basis. Similarly, FFO per diluted share and OP Unit is a measure that is useful because it reflects the dilutive impact of outstanding convertible securities.

The Company uses FFO and FFO per diluted share and OP Unit in measuring its performance against peers and as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs. The Company computes FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than the Company.

FFO does not include gains or losses on the sale of operating real estate assets, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as net operating income. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance, or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity, nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions.

The Company believes that net income is the most directly comparable GAAP measurement to FFO. The Company believes that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as various non-recurring items that are considered extraordinary under GAAP, gains on sales of operating real estate and depreciation and amortization of real estate.

Net Operating Income (NOI)

Net operating income (“NOI”), which is a non-GAAP measure, is derived from revenues (determined in accordance with GAAP) minus operating expenses (determined in accordance with GAAP). Net operating income is a non-GAAP measure. It does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of the Company’s financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of the Company’s liquidity; nor is it indicative of funds available for the Company’s cash needs, including its ability to make cash distributions. The Company believes that net income is the most directly comparable GAAP measurement to net operating income.

The Company believes that net operating income is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment, and provides a method of comparing property performance over time. NOI excludes interest and other income, general and administrative expenses, interest expense, depreciation and amortization, gains on sales of interests in real estate, gains or sales of non-operating real estate, gains on sales of discontinued operations, gain on extinguishment of debt, impairment losses, project costs and other expenses

Funds Available for Distribution (FAD)

FAD, which some companies refer to as Cash Available for Distributions (CAD) or Adjusted FFO (AFFO), is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO and subtracting (1) straight-line rents, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) amortization of debt premium, and (6) amortization of above- and below-market lease intangibles.

The Company believes that net income is the most directly comparable GAAP measurement to FAD. The Company believes FAD provides a meaningful indicator of its ability to fund cash needs and to make cash distributions to equity owners. In addition, the Company believes that to further understand its liquidity, FAD should be compared with its cash flow from operating activities determined in accordance with GAAP, as presented in its consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.